UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 27, 2006

                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                  65-0924320
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NUMBER)


                101 N. Wacker Dr., Suite 2006, Chicago, IL 60606
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8285
                                                           --------------

              11 South LaSalle Street, 5th Floor, Chicago, IL 60603
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 1. - Registrant's Business and Operations
---------    ------------------------------------

Item 1.01    Entry into a Material Definitive Agreement
---------    ------------------------------------------

     A. On November 28, 2005, the Company issued three Convertible Promissory Notes (each a "November 2006 Note" and collectively the "November 2006 Notes"), one of which was issued to European Catalyst Fund Limited in the total principal amount of $3,000,000, the second of which was issued to Absolute Octane Fund Limited in the total principal amount of $1,000,000, and the third of which was issued to Absolute Return Europe Fund Limited in the total principal amount of $1,000,000, for an aggregate principal amount of all November 2006 Notes of $5,000,000. The principal of the November 2006 Notes is due November 28, 2006 (the "November 2006 Notes Maturity Date"). On February 22, 2006, the Company and the purchasers of the November 2006 Notes amended and restated certain of the terms of the November 2006 Notes to provide the Company with greater flexibility in interest repayment options and to make the terms more consistent with the terms of the January 2007 Notes described below.

     As amended and restated, interest on the November 2006 Notes is payable as soon as practicable following the November 2006 Notes Maturity Date at the option of the Company either (i) at the rate of 15% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on such November 2006 Note by the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days immediately preceding the November 2006 Notes Maturity Date and (B) $1.11 per share (subject to certain antidilution adjustments) or (ii) at the rate of 10% per annum at the option of the Company in (A) cash or (B) an additional promissory note having a one year term and otherwise terms substantially identical to the November 2006 Notes. In the event the Company is unable to pay the principal amount of any November 2006 Note on the November 2006 Notes Maturity Date, the holder of such Note may convert any or all of the unpaid principal into shares of the Company's common stock at any time following the November 2006 Notes Maturity Date at a conversion price equal to 80% of the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days preceding the repayment date and (B) $1.11 per share (subject to certain antidilution adjustments). The November 2006 Notes were issued in order to finance the Company's purchase of 14,062,500 shares of Bio-Magnetic Therapy Systems, Inc. ("BMTS") in two stages in November and December 2005. The November 2006 Notes are secured by a pledge of a number of shares of common stock of BMTS held by the Company and purchased with the proceeds of the November 2006 Notes (subject to certain exceptions) equal to the principal amount of the November 2006 Notes divided by $0.32. In the event of a sale by the Company of any pledged BMTS shares, the net proceeds of such sale will be applied first to the ratable repayment of the November 2006 Notes and the January 2007 Notes described below.

     The BMTS acquisition is more fully described in the Company's Form 8-K Reports filed on December 1, 2005 and January 26, 2006. Additional information relating to the November 2006 Notes and/or their issuance is set out in Item
3.02 of Section 3 below. Copies of the amended and restated November 2006 Notes are filed with this Form 8-K Report as Exhibit 10(a).



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


     B. On February 22, 2006, the Company concluded negotiations with two of the purchasers of its November 2006 Notes with respect to financing for the BMTS shares acquired in the tender offer to BMTS shareholders which closed in January and issued two Convertible Secured Promissory Notes (each a "January 2007 Note" and collectively the "January 2007 Notes"), one of which was issued to Absolute Octane Fund Limited in the total principal amount of $714,233, and the second of which was issued to Absolute Return Europe Fund Limited in the total principal amount of $714,233, for an aggregate principal amount of all January 2007 Notes of $1,428,466. Although the loans represented by the January 2007 Notes was advanced to the Company on January 17, 2006, the collateral package and interest payment provisions were not finalized until February 22, 2006.

     The principal of the January 2007 Notes is due January 17, 2007 (the "January 2007 Notes Maturity Date") and the January 2007 Notes bear interest from January 17, 2006. Interest on the January 2007 Notes is payable as soon as practicable following the January 2007 Notes Maturity Date at the option of the Company either (i) at the rate of 15% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on such January 2007 Note by the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days immediately preceding the January 2007 Notes Maturity Date and (B) $1.11 per share (subject to certain antidilution adjustments) or (ii) at the rate of 10% per annum at the option of the Company in (A) cash or (B) an additional promissory note having a one year term and otherwise terms substantially identical to the January 2007 Notes. In the event the Company is unable to pay the principal amount of any January 2007 Note on the January 2007 Notes Maturity Date, the holder of such Note may convert any or all of the unpaid principal into shares of the Company's common stock at any time following the January 2007 Notes Maturity Date at a conversion price equal to 80% of the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days preceding the repayment date and (B) $1.11 per share (subject to certain antidilution adjustments). The January 2007 Notes are secured by a pledge of a number of shares of common stock of BMTS held by the Company and purchased with the proceeds of the January 2007 Notes (subject to certain exceptions) equal to the principal amount of the January 2007 Notes divided by $0.32. In the event of a sale by the Company of any pledged BMTS shares, the net proceeds of such sale will be applied to the ratable repayment of the November 2006 Notes and the January 2007 Notes. The Company believes that by securing the November 2006 Notes and the January 2007 Notes with the BMTS stock rather than with a lien on its assets generally, the Company will have greater flexibility to undertake other acquisitions in the future.

     Additional information relating to the January 2007 Notes and/or their issuance is set out in Item 3.02 of Section 3 below. Copies of the January 2007 Notes are filed with this Form 8-K Report as Exhibit 10(b).

Section 3 - Securities and Trading Markets
---------   ------------------------------

Item 3.02   Unregistered Sales of Equity Securities
---------   ---------------------------------------

     Each of the November 2006 Notes and January 2007 Notes described in Item
1.01 above was issued to an institutional investor which is an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities


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


Act"). Each such Note was, and any shares of the Common Stock of the Company issued upon conversion of such Note must be, taken by the noteholder for investment and not for distribution and as "restricted securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of each Note has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. In issuing the Notes, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

Section 9. - Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (d)  Exhibits

          Exhibit No.       Description of Exhibits

          10(a) Amended and Restated Convertible Promissory Notes dated November 28, 2005 issued by the Company to European Catalyst Fund Limited, Absolute Octane Fund Limited, and Absolute Return Europe Fund Limited.

          10(b)             Convertible Secured Promissory Notes dated
                            January 17, 2006 issued by the Company to Absolute Octane Fund Limited and Absolute Return Europe Fund Limited.





















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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DURAVEST, INC.

Dated:   February 27, 2006             By: /s/ Dr. Ogan Gurel
                                           -------------------------------------
                                           Dr. Ogan Gurel, President and Chief
                                           Executive, Officer and a Director































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